Exhibit 10.11


                         IRREVOCABLE AND UNCONDITIONAL
                                    GUARANTY
                                    --------

     THIS IRREVOCABLE AND UNCONDITIONAL GUARANTY (the "Guaranty") is dated as of December 28, 2005, and is given by MALCOLM J. WRIGHT, AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation, WEST VILLAS, INC., a Florida corporation, ORLANDO TENNIS VILLAGE, INC., a Florida corporation, and MAINGATE TOWERS, INC., a Florida corporation (individually, collectively, jointly and severally, the "Guarantor"), in favor of STANFORD INTERNATIONAL BANK, LTD., an Antiguan banking corporation (the "Lender").


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, contemporaneously with the execution of this Guaranty, the Lender has agreed to extend credit in the aggregate principal amount of $8,100,000 (the "Loan") to TIERRA DEL SOL RESORT, INC., a Florida corporation (the "Borrower"), evidenced by, among other things, a credit agreement between Lender and Borrower (the "Credit Agreement"), a Promissory Note in the principal amount of $2,100,000 (the "Note"), letters of credit in the aggregate stated amount of $6,000,000 and a Mortgage and Security Agreement (the "Mortgage"); and

     WHEREAS, the Lender requires as an inducement and a prerequisite to the funding of the Loan that the Guarantor deliver this Guaranty; and

     WHEREAS, the Guarantor is willing to deliver this Guaranty as an inducement to the Lender to grant and fund the Loan;

     NOW, THEREFORE, in consideration of the foregoing, the Guarantor hereby agrees with the Lender as follows:


                       I. REPRESENTATIONS AND WARRANTIES
                                  OF GUARANTOR

     Section 1.1 Representations and Warranties of the Guarantor.
                 -----------------------------------------------

     Each Guarantor hereby represents and warrants as of the date of delivery as follows:

               (a) That the Guarantor is subject to service of process in the State of Florida, and that has the capacity to enter into this Guaranty and to execute and deliver this Guaranty.

               (b) The execution and delivery of this Guaranty and compliance with the terms hereof under the circumstances contemplated hereby will not constitute on the part of the Guarantor a breach of or a default under any agreement or other instrument to which the Guarantor is a party or any existing law, administrative regulation, court order or consent decree to which the Guarantor is subject, or by which any of his properties are bound. Lender, by acceptance of this Guaranty and the granting and funding the Loan, agrees and acknowledges that the Guarantor's execution and delivery of this Guaranty and performance by Guarantor hereunder does not and will not constitute a breach or default on the part of the Guarantor of any prohibition, agreement or covenant related to any other credit facility or loan by and between Guarantor and Lender, its affiliates or related entities.

               (c) This Guaranty is necessary to promote and further the business of the Guarantor and the assumption by the Guarantor of his obligations hereunder will result in direct financial benefits to each Guarantor and being given as a material inducement to the Lender to extend credit to the Borrower and each Guarantor is an affiliate of Borrower and/or will benefit from any credit extended to Borrower.

               (d) There is no action, suit, proceeding or investigation at law or in equity or before or by any court, public board or body pending or, to his knowledge, threatened against or affecting the Guarantor or to the best of his knowledge, any basis therefor, wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by the Loan Documents (as defined in section 2.1(b) below), or which, in any way, would adversely affect the validity of the Credit Agreement, the Note or any of the Loan Documents or any other agreement or instrument to which the Guarantor is a party and which is used or contemplated for use in consummation of the transactions contemplated by the Loan Documents.

     Section 1.2 Covenants of the Guarantor.
             ------------------------------
     Until termination of the LCs (as defined in the Credit Agreement) and payment of all of the New Obligations (as defined in the Credit Agreement), each Guarantor covenants and agrees:

               (a) That he will furnish to the Lender, within 90 days after the end of each fiscal year, personal financial statements, including, but not limited to, state and federal income tax returns, prepared by Guarantor, such financial statements to be prepared in a compilation or review format, of the Guarantor's assets and liabilities in a form acceptable to the Lender; and

               (b) If Guarantor is a corporation, it will not, without the prior written consent of the Lender, directly or indirectly, transfer, sell, hypothecate, grant a security interest in or in any way encumber or dispose of all or any part of its direct or indirect interest in the common stock in the Borrower; nor shall the Guarantor, without the prior written consent of the Lender, permit stock dividends, stock splits or recapitalizations of the Borrower.

     II.  GUARANTY

     Section 2.1 The Guaranty.
                 -------------

               (a) Each Guarantor does hereby jointly, severally, absolutely and unconditionally guarantee to the Lender the full and prompt payment of the principal of, interest on, and any other amounts due pursuant to the provisions of the Loan Documents, whether at maturity, through proceedings for collection, by acceleration or otherwise.

               (b) For all purposes hereunder, "Loan Documents" shall mean the Credit Agreement, the Note, the Mortgage, the LCs, the assignment contained in the Mortgage or another instrument of all of the Mortgagor's right, title and interest in and to the leases and the rents received on the property encumbered thereby, and all other documents executed by the Borrower or Guarantor in connection with the Loan.

               (c) Each Guarantor jointly, severally, absolutely and unconditionally agrees to pay all reasonable expenses and charges, legal or otherwise (including court costs and reasonable attorneys' fees) paid or incurred by the Lender, or its successors or assigns, in collecting or attempting to collect any of the payments due hereunder or enforcing any of the covenants hereby guaranteed or in enforcing any provision of this Guaranty, whether or not a suit is brought.

     Section 2.2 Guaranty Absolute and Unconditional.
                 -----------------------------------

     This Guaranty shall be a continuing, absolute and unconditional guaranty and shall remain in full force and effect until termination of the LCs and full payment of the Note and all other amounts due under the Loan Documents. The obligations of the Guarantor hereunder shall arise absolutely and unconditionally when and as the Loan, or any part thereof, shall have been funded by the Lender.

     Section 2.3 Operation of Guaranty.
                 ---------------------

               (a) This is a guaranty of payment and not of collection, and the Guarantor expressly waives any right to require that any action be brought against the Borrower, or any other guarantor of Borrower or the Loan, or to require that resort be had to any security. The obligations of each Guarantor hereunder are independent of any obligation of the Borrower, in the event of any default hereunder; a separate action or actions may be brought and prosecuted against any Guarantor whether or not the Guarantor is the alter ego of the Borrower or any other guarantor.

               (b) If the Borrower shall default in full and prompt payment of the principal of or interest or fees under the Note or the Credit Agreement, or any other amounts due pursuant to the Loan Documents, when and as the same shall become due, whether at maturity, through proceedings for collection, by acceleration or otherwise, and whether on account of the failure of the Borrower to make such payment pursuant to the Note or the Credit Agreement or otherwise, the Guarantor, within three days after demand by the Lender, without notice other than such demand and without the necessity of further action by the Lender, will promptly and fully make such payments; provided, however, that no such demand shall be effective until the third business day after such default shall occur.

               (c) All payments by the Guarantor shall be made in any currency of the United States of America which on the respective dates of payment thereof is legal tender for the payment of public and private debts. Each default in payment of the principal of or interest or fees or other charges on the Note, the Credit Agreement or any other obligations of the Borrower under the Loan Documents shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

     Section 2.4 Obligations of Guarantor - Absolute and Unconditional.
                 -----------------------------------------------------

     The obligations of each Guarantor hereunder shall be joint, several, absolute and unconditional and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation
(a) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of or change in any way of the obligations and liabilities of the Borrower contained in the Note, the Credit Agreement or any of the Loan Documents, (b) any impairment, modification, release or limitation of the liability of the Borrower or their assets, or any other security for the due performance of the Borrower's obligations under the Loan Documents, in bankruptcy or in dissolution, or any remedy for enforcement thereof, resulting from the operation of any present or future provision of the Federal Bankruptcy Code, as amended or other statute or from the decision of any court, (c) the assertion or exercise by the Lender of any rights or remedies under any Loan
Documents or its delay in or failure to assert or exercise any such rights or remedies, (d) the assignment or mortgaging or the purported assignment or mortgaging of any property or rights as security for the Note or the Credit Agreement, including all or any part of the rights of the Borrower in the property, (e) the extension of the time for payment by the Borrower of the principal of, or interest on, the Note or the Credit Agreement or other sums or any part thereof owing or payable under any of the terms and provisions of the Loan Documents or the extension or any renewal of any part thereof, (f) the modification or amendment of any duty, agreement or obligation of the Borrower set forth in any of the Loan Documents, (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceedings affecting, the Guarantor or any of its assets, or the disaffirmance of this proceeding, (h) the release or discharge of the Guarantor from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (i) the receipt and acceptance by the Lender of drafts, checks or other instruments for the payment thereof, (j) the unenforceability of any of the Loan Documents, (k) the failure to give notice to the Guarantor of the occurrence of a default under the Note or the Credit Agreement, any Loan Document or this Guaranty, (1) the mortgage, pledge or other transfer or conveyance for security or sale, transfer, assignment or other disposition by the Borrower of all or any portion of their respective interests in the property secured by the Mortgage regardless of whether such transaction would have the effect of relieving the Borrower of liability under the Loan Documents, or (m) the impossibility or illegality of performance on the part of the Borrower of any of its obligations under or in connection with the Loan Documents.

     Section 2.5 Waiver of Notice.
                 ----------------

     The Guarantor unconditionally waives (a) notice of any of the matters referred to in Section 2.4 hereof and (b) any demand (except as specified in Section 2.3 hereof), proof or notice of nonpayment of the principal of or interest or other fees or charges on the Note or the Credit Agreement or other payments of money required by the Loan Documents or of default by the Borrower in performing and keeping any other covenants, conditions or agreements required of Borrower under any of the Loan Documents.

     Section 2.6 No Right of Set-Off.
                 -------------------

     No act of commission or omission of any kind or at any time upon the part of the Lender, or its successors or assigns, in respect of any matter whatsoever shall in any way affect or impair the rights of the Lender to enforce any right, power or benefit of the Lender under this Guaranty, and no set-off, claim, reduction or diminution of any obligation or any defense of any kind or nature which the Guarantor has or may have against the Lender, or any successor or assignee, shall be available to the Guarantor or against the Lender, or any such successor or assignee, in any suit or action brought by the Lender, or such successors or assigns, to enforce any right, power or benefit under this Guaranty. Nothing in this Guaranty shall be construed as a waiver by the Guarantor of any rights or claims it may have against the Lender under this Guaranty or otherwise, but any recovery upon such rights and claims shall be had from the Lender separately, it being the intent of this Guaranty that the Guarantor shall be unconditionally and absolutely obligated to perform fully all of its obligations, agreements and covenants hereunder.

     Section 2.7 Subrogation.
                 -----------

     The Guarantor shall, to the extent of any payment made by it pursuant to this Guaranty, be subrogated to all rights of the Lender as to all payments and damages payable by the Borrower with respect to which such payments have been made by the Guarantor, but until payment of the Note and all other sums due and owing by Borrower under the Credit Agreement and the other Loan Documents shall have been made and the LCs shall have been terminated, such right of subrogation on the part of the Guarantor shall be in all respects subordinate to all rights and claims of the Lender for all other payments or damages which shall be or become due and payable by the Borrower under the provisions of the Note, the Credit Agreement and the Loan Documents.


                                  III. DEFAULT

     Section 3.1 Events of Default.
                 ----------------

     The  following  shall  be  events  of  default  hereunder:

               (a) Failure by the Guarantor to make any payment required to be made under this Guaranty.

               (b) After notice shall have been given by the Lender to the Guarantor, failure by the Guarantor to observe and perform any obligation, covenant or performance on Guarantor's part to be observed or performed under this Guaranty other than for the payment of money and the continuation of such failure for a period of three days.

               (c) Failure by the Guarantor to satisfy any final judgment against the Guarantor for the payment of money within 30 days after entry thereof if, at the end of such 30 day period, there shall be undischarged any final judgment which shall alone or in the aggregate exceed $25,000 Dollars (a judgment shall not be deemed a final judgment if any appeal or further proceedings relating thereto shall be pending and a supersedeas bond shall have been posted, or if the time within which any party may seek an appeal or further proceedings shall not have expired).

               (d) The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Guarantor in any involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Guarantor or for any substantial part of Guarantor's property, or ordering the winding up or liquidation of Guarantor's affairs and such decree or order continues unstayed and in effect for a period of 60 consecutive days.

               (e) The commencement by the Guarantor of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, sequestrator (or other similar official) of the Guarantor or for any substantial part of Guarantor's property, or the making by Guarantor of any assignment for the benefit of creditors, or the taking of action by the Guarantor to authorize or effect any of the foregoing.

               (f) Failure by any Guarantor to pay when due or within any applicable grace period, any amount owing on account of indebtedness for money borrowed or for deferred purchases of property, or the failure by Guarantor to observe or perform any covenant or undertaking on its part to be observed or performed in any agreement evidencing, securing or relating to such indebtedness, resulting, in any such case, in an event of default or acceleration by the holder of such indebtedness.

               (g) Any report, certificate, financial statement or other instrument furnished to the Lender by the Guarantor in connection herewith or any of the representations of the Guarantor contained in this Guaranty shall be untrue or incorrect in any material respect.

     Section 3.2 Remedies Upon Default.
                 --------------------

     Upon the occurrence of any event of default, the Lender may proceed to enforce this Guaranty and the provisions hereof by any proper suit, action or proceeding, at law or in equity.

                             IV. GENERAL PROVISIONS

     Section  4.1     Successors  and  Assigns.
                      ------------------------

     This Guaranty shall be binding upon the Guarantor, and Guarantor's heirs, personal representatives, successors and assigns, and all rights against the Guarantor arising under this Guaranty shall be for the sole benefit of the Lender, and its respective successors and assigns, all of whom shall be entitled to enforce performance and observance of this Guaranty to the same extent as if they were parties hereto.

     Section 4.2 Remedies.
                 --------

     The Lender shall be entitled to bring any suit, action or proceeding against the Guarantor for the enforcement of any provision of this Guaranty without exhausting any other remedies which it may have pursuant to the terms of the Note, the Credit Agreement or any Loan Document and without resort to any other security held by or available to the Lender. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.


     Section 4.3 Notices.
                 -------

     All notices and demands given or required to be given by any party hereto to any other party shall be in writing and shall be deemed to have been properly given and received for all purposes if delivered in person, sent by telex, telegram or telecopier or delivery by same day or overnight courier service, or three business days after having been deposited in any post office, branch post office, or mail depository maintained by the U.S. Postal Service and sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows (or sent to such other address as any party shall specify to the other party pursuant to the provisions of this Section):

     If  to  Guarantor:          Malcolm  J.  Wright
                                 2701  Spivey  Lane
                                 Orlando,  Florida  32837

                                 American  Leisure  Holdings,  Inc.
                                 2701  Spivey  Lane
                                 Orlando,  Florida  32837
                                 Attention:  Malcolm  Wright,  Chairman

                                 West  Villas,  Inc.
                                 520  Brickell  Key  Drive
                                 Suite  0-305
                                 Miami,  Florida  33131
                                 Attention:  Steven  Parker,  Vice-President

                                 Maingate  Towers,  Inc.
                                 520  Brickell  Key  Drive
                                 Suite  0-305
                                 Miami,  Florida  33131
                                 Attention:  Steven  Parker,  Vice-President

                                 Orlando  Tennis  Village,  Inc.
                                 520  Brickell  Key  Drive
                                 Suite  0-305
                                 Miami,  Florida  33131
                                 Attention:  Steven  Parker,  Vice-President


     If  to  Lender:             Stanford  International  Bank,  Ltd.
                                 6075  Poplar  Avenue,  Suite  300
                                 Memphis,  TN  38119
                                 Attention:  James  M.  Davis,  CFO


     Section 4.4 Amendments.
                 ----------

     No modification, amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender and such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in the same, similar or other circumstances.

     Section 4.5 Discharge of Guarantor.
                 ---------------------

     Upon termination of the LCs and payment in full of the Note and all other amounts due under the Credit Agreement and under Section 2.1 hereof, all liability of the Guarantor hereunder shall cease and be discharged and the Lender shall execute and deliver to the Guarantor as the Guarantor shall reasonably request, an appropriate instrument or instruments in writing evidencing the release and discharge of the Guarantor from any and all such further liability under this Guaranty.

     Section 4.6 Effect of Delay and Waivers.
                 ---------------------------

     No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Lender to exercise any remedy now or hereafter existing at law or in equity or by statute, it shall not be necessary to give any notice, other than such notice as may he herein expressly required.

In the event any provision contained in this Guaranty should be breached by any party and thereafter waived by the other party so empowered to act, such waiver shall be limited to the particular breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Guaranty.

     Section 4.7 Counterparts.
                 ------------

     This Guaranty may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 4.8 Severability.
                 ------------

     The invalidity or unenforceability of any one or more phrases, sentences, clauses or sections contained in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

     Section 4.9 Governing Law and Jurisdiction.
                 ------------------------------

     This Guaranty shall be governed by and construed in accordance with the laws of the State of Florida.

     Section 4.10 Jurisdiction; Notice and Service of Process; Waiver.
                  --------------------------------------------------

     Each Guarantor hereby irrevocably: (a) agrees that any suit, action or other legal proceeding arising out of this Guaranty may be brought in Miami-Dade County, Florida in the courts of the State of Florida or the courts of the United States for the State of Florida; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any objection which they may have to laying of the venue of any such suit, action or proceeding in any of such courts and (d) waives the right to trial by jury of any claim, counterclaim or other matter in any suit, action, or other proceeding arising from or in any way connected with this Guaranty or the Loan Documents and waives the right to bring any counterclaims, cross-claims or other actions, other than those which are considered compulsory by the laws of the State of Florida and Florida Rules of Civil Procedure in any suit, action or other proceeding arising from or in any way connected with this Guaranty or the Loan Documents. For such time as the Guarantor's obligations under Section 2 of this Guaranty shall not have been satisfied or discharged in full, the Guarantor irrevocably agrees and consents that any service of process made by registered or certified mail to the address provided in Section 4.3 hereof or such other address as may be furnished by the Guarantor to the Lender in writing, shall be taken and held to be valid personal service upon Guarantor and that any such service of process was made upon Guarantor according to the laws governing the validity and requirements of such service in such state, and Guarantor waives all claim of error by reason of any such service.

     Section 4.11 Survival of Representations, Etc.
                  --------------------------------

     All covenants agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by the Lender of the Loan secured by this Guaranty and shall continue in full force and effect so long as discharge has not occurred pursuant to section 4.5.

     Section 4.12 Gender and Number.
                  ----------------

     Wherever the context so requires, the use of any gender shall include all other genders, and words in the singular shall include the plural and the plural shall include the singular.

     Section 4.13 Headings.
                  --------

     Article and Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part hereof for any purpose.

                            [Signature page follows]

     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed as of the date first above written.

                                   GUARANTOR:

                                   /s/ Malcolm J. Wright
                                   -----------------------------------
                                   Malcolm  J.  Wright



                                   AMERICAN  LEISURE  HOLDINGS,  INC.,
                                   a  Nevada  corporation


                                   By: /s/ Malcolm J. Wright
                                      ---------------------------------
                                   Malcolm  J.  Wright,  its  President


                                   WEST  VILLAS,  INC.,
                                   a  Florida  corporation


                                   By: /s/ Steven Parker
                                      ---------------------------------
                                   Steven  Parker,  its  Vice-President


                                   MAINGATE  TOWERS,  INC.,
                                   a  Florida  corporation


                                   By: /s/ Steven Parker
                                      ---------------------------------
                                   Steven  Parker,  its  Vice-President


                                   ORLANDO  TENNIS  VILLAGE,  INC.,
                                   a  Florida  corporation


                                   By: /s/ Steven Parker
                                      ---------------------------------
                                   Steven  Parker,  its  Vice-President

STATE  OF  FLORIDA          )
                            )SS
COUNTY  OF ORANGE           )


     I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this day of December, 2005, by Malcolm J. Wright, who is personally known to
    ----
me or has produced a driver's license issued by the Department of Highway Safety and Motor Vehicles as identification and did [did not] take an oath.


                                          /s/ Jeremy Holt
                                          -----------------------------------
                                          Print  Name:
                                          NOTARY  PUBLIC,  State  of  Florida
                                          Serial  No:
                                          My  Commission  Expires:


STATE  OF  FLORIDA          )
                            )SS
COUNTY  OF ORANGE           )


     I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this day of December, 2005, by Malcolm J. Wright, as President of American
    ----
Leisure Holdings, Inc., a Nevada corporation, on behalf of the corporation who is personally known to me or has produced a driver's licenses issued by the Department of Highway Safety and Motor Vehicles as identification and did [did not] take an oath.

                                      /s/ Jeremy Holt
                                      -----------------------------------
                                      Print  Name:
                                      NOTARY  PUBLIC,  State  of  Florida
                                      Serial  No:
                                      My  Commission  Expires:

STATE  OF  FLORIDA          )
                            )SS
COUNTY  OF  ORANGE          )

     I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this 28 day of December, 2005, by Steven Parker, as Vice-President of West
    ----
Villas, Inc., a Florida corporation, on behalf of the corporation who is personally known to me or has produced a driver's licenses issued by the Department of Highway Safety and Motor Vehicles as identification and did [did not] take an oath.

                                      /s/ Jeremy Holt
                                      -----------------------------------
                                      Print  Name:
                                      NOTARY  PUBLIC,  State  of  Florida
                                      Serial  No:
                                      My  Commission  Expires:


STATE  OF  FLORIDA          )
                            )SS
COUNTY  OF  MIAMI-DADE      )

     I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this 28 day of December, 2005, by Steven Parker, as Vice-President of Maingate
    ----
Towers, Inc., a Florida corporation, on behalf of the corporation who is personally known to me or has produced a driver's licenses issued by the Department of Highway Safety and Motor Vehicles as identification and did [did not] take an oath.

                                      /s/ Jeremy Holt
                                      -----------------------------------
                                      Print  Name:
                                      NOTARY  PUBLIC,  State  of  Florida
                                      Serial  No:
                                      My  Commission  Expires:

STATE  OF  FLORIDA         )
                           )SS
COUNTY  OF  ORANGE         )

     I HEREBY CERTIFY that the foregoing instrument was acknowledged before me this day of December, 2005, by Steven Parker, as Vice-President of Orlando
    ----
Tennis Village, Inc., a Florida corporation, on behalf of the corporation who is personally known to me or has produced a driver's licenses issued by the Department of Highway Safety and Motor Vehicles as identification and did [did not] take an oath.

                                       /s/ Jeremy Holt
                                      -----------------------------------
                                      Print  Name:
                                      NOTARY  PUBLIC,  State  of  Florida
                                      Serial  No:
                                      My  Commission  Expires: